MERRILL LYNCH
HIGH INCOME
MUNICIPAL BOND
FUND, INC.





FUND LOGO





Semi-Annual Report

February 28, 1999



This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch High Income Municipal Bond Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.


Merrill Lynch High Income
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Merrill Lynch High Income Municipal Bond Fund, Inc.


DEAR SHAREHOLDER

For the six-month period ended February 28, 1999, Merrill Lynch High Income Municipal Bond Fund, Inc. earned $0.277 per share income dividends, representing a net annualized yield of 5.19%, based on a month-end per share net asset value of $10.77. Over the same period, the Fund's total investment return was -0.77%, based on a change in per share net asset value from $11.46 to $10.77, and assuming reinvestment of $0.344 per share ordinary income dividends and $0.263 per share capital gains distributions.

For the three-month period ended February 28, 1999, the Fund's total investment return was -0.87%, based on a change in per share net asset value from $11.33 to $10.77, and assuming reinvestment of $0.202 per share income ordinary dividends and $0.263 per share capital gains distributions.

The Municipal Market Environment
During most of the six months ended February 28, 1999, fixed-income investors concentrated on the positive elements within the current economic framework. On an annual basis, US economic growth remained modest, although it strengthened somewhat in recent months. More important, continued weak foreign economic growth has been seen as preventing US growth from overheating and generating increased inflationary pressures. World commodity prices continued to decline to their lowest level in over a decade, reinforcing the extremely positive inflationary environment in the United States. Additionally, the Federal Reserve Board lowered short-term interest rates in September, October and November. These actions were taken both to ensure that US domestic economic growth would not be negatively impacted by weak foreign demand and that US financial markets would have adequate liquidity to offset deteriorating financial conditions in Asia, Russia and Brazil. Despite considerable volatility, such positive factors allowed long-term fixed-income interest rates to modestly decline into late January 1999. During the six-month period ended February 28, 1999, US Treasury bond yields declined almost 20 basis points (0.20%) to 5.09%, and long-term tax-exempt revenue bond yields fell approximately 10 basis points to 5.17%, as measured by the Bond Buyer Bond Revenue Index.

However, during February investors have developed a more negative bias toward both the prospects for US economic growth and long-term bond yields. Economic indicators released during February did not suggest that the US economy was materially stronger in February than it had been in January or even in late 1998. Inflationary measures, such as the consumer price index and the gross domestic product price deflator, have continued to suggest that domestic price pressures are nearly non-existent. The consensus among economists was that Federal Reserve Board Chairman Alan Greenspan's Humphrey-Hawkins testimony emphasized that the balance between moderate economic growth and low inflation seen in recent quarters remains in place and that it was unlikely that the Federal Reserve Board would lower or raise short-term interest rates during 1999. However, investors largely chose to ignore these interpretations and began to anticipate that the Federal Reserve Board was likely to raise short-term interest rates sometime during 1999. Subsequently, fixed-income bond yields rose for the remainder of the month. In February, US Treasury bond yields rose almost 50 basis points to 5.57%, and long-term uninsured municipal revenue bond yields rose less than 15 basis points to end the month at 5.29%. During the February quarter, US Treasury bond yields rose 30 basis points, while long-term municipal bond yields rose less than 5 basis points, as measured by the Bond Buyer Revenue Index.



Merrill Lynch High Income Municipal Bond Fund, Inc.
February 28, 1999



Throughout most of 1998, the municipal bond market's performance was impeded by a significant increase in annual new-issue supply. However, in recent months, the technical position of the tax-exempt market improved. This has led to the outperformance by long-term municipal bonds seen thus far in 1999. Over the last 12 months, more than $275 billion in new long-term tax-exempt bonds was underwritten, an increase of almost 16% compared to the same period a year ago. As municipal bond yields declined in recent years, it has taken increasingly lower bond yields to generate the cost savings necessary to refinance remaining higher-couponed debt. Consequently, the rate of increases in municipal bond issuance slowed dramatically in recent quarters. During the last six months, over $120 billion in new tax-exempt bonds was issued, a decrease of approximately 7% compared to the same period a year ago. During the quarter ended February 28, 1999, less than $60 billion in new long-term municipal bonds was underwritten, representing a decline of nearly 10% compared to the quarter ended February 28, 1998.

The pace of tax-exempt issuance slowed further in 1999. Year-to-date issuance was less than $33 billion, representing a decline of almost 25% compared to January 1998's volume. Additionally, investors received over $40 billion in coupon payments, maturities and proceeds from early redemptions in January and February. Consequently, investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this situation closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999. Such an environment should allow the tax-exempt market's performance to more closely mirror that of its taxable counterpart.

Foreign investors have rarely been active investors in the tax-exempt bond market since they are unable to benefit from the inherent tax advantage of municipal securities. Consequently, the municipal bond market has not been able to benefit from the strong "flight to quality" demand enjoyed by US Treasury securities since late 1997. This inability has in large part resulted in significantly smaller declines in municipal bond yields compared to US Treasury securities. However, this has resulted in the opportunity to purchase tax-exempt securities with yields very close to or, in some instances, exceeding those of comparable US Treasury bonds. By February 28, 1999, long-term tax-exempt bond yields were at 95% of US Treasury bond yields. Municipal bond yield ratios have averaged approximately 92% for the last 12 months. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the annual increase in new-issue volume and the "safe-haven" status of US Treasury securities drove municipal bond yield ratios to their present attractive levels. Should new volume decline and/or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could quickly return to their more historic levels (85%--88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. While some Pacific Rim economies are expected to improve somewhat in 1999, the economies of Japan and much of Europe are unlikely to show much growth in the coming months. Also, economic problems in Russia and Brazil remain unresolved suggesting that additional shocks to the world's financial system are possible. On the other hand, the continued robustness of the US economy has led to some back up in interest rates. However, at present these factors suggest that there is little immediate risk of sustained significant increases in long-term bond yields.



Merrill Lynch High Income Municipal Bond Fund, Inc.
February 28, 1999



Portfolio Strategy
Despite an excess of high-yield tax-exempt issuance at 1998 year-end, we chose not to participate in the majority of financings. In our view, credit spreads remained narrow on a historical basis and, as a consequence, we have become more circumspect in our approach to the high-yield market. We continued to reduce exposure to the healthcare industry as a precaution against relative price declines brought on by deteriorating fundamentals in that sector. The financial positions of nonprofit hospitals have weakened in recent quarters as these hospitals struggle to cope with rising costs, reduced reimbursement rates and increased competition. Meanwhile, corporate-related tax-exempt debt stabilized in the face of aggressive moves by the Federal Reserve Board to alleviate the liquidity crisis brought on by the turmoil in global financial markets last fall. The portfolio remains heavily weighted in this sector in part because of the diversification opportunities it offers. In addition, the ready availability of adequate and continuous disclosure substantially enhances liquidity within this sector, especially in comparison to many of the smaller low investment-grade healthcare issuers. For these reasons, we expect the debt of corporations and investor-owned utilities to remain a significant portion of the investment portfolio for the foreseeable future.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch High Income
Municipal Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel, Jr.)
Theodore R. Jaeckel, Jr.
Vice President and Portfolio Manager



(John M. Loffredo)
John M. Loffredo
Vice President and Portfolio Manager



April 6, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch High Income Municical Bond Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.




Merrill Lynch High Income Municipal Bond Fund, Inc.
February 28, 1999



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch High Income Municipal Bond Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single Family
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
                  S&P    Moody's   Face                                                                           Value
State           Ratings  Ratings  Amount                              Issue                                     (Note 1a)
Alabama--1.3%     B-     NR*     $ 1,000   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                           of America Project), 8% due 4/01/2009                                $  1,096
                  CCC    Ca        5,500   Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding
                                           Bonds (Mobile Energy Services Co. Project), 6.95% due 1/01/2020 (i)     1,925

Arizona--6.2%     B      B2        3,000   Coconino County, Arizona, Pollution Control Corporation, Revenue
                                           Refunding Bonds (Tucson Electric Power--Navajo), AMT,
                                           Series A, 7.125% due 10/01/2032                                         3,311
                  NR*    B1        4,600   Phoenix, Arizona, IDA, Airport Facilities Revenue Refunding
                                           Bonds (America West Airlines Inc.), AMT, 6.30% due 4/01/2023            4,790
                  NR*    NR*       1,235   Pima County, Arizona, IDA, Industrial Revenue Bonds (La
                                           Hacienda Project), 9.50% due 12/01/2016                                 1,406
                  B      B2        3,500   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                           (Tucson Electric Power Company Project), Series B, 6% due
                                           9/01/2029                                                               3,506
                                           Sedona, Arizona, Wastewater Municipal Property Corporation,
                                           Excise Tax Revenue Refunding Bonds (d)(f):
                  AAA    NR*       1,510     5.20% due 7/01/2021                                                     483
                  AAA    NR*       1,310     5.24% due 7/01/2023                                                     378

Arkansas--0.5%    NR*    NR*       1,200   Little Rock, Arkansas, Capital Improvement Revenue Bonds
                                           (Parks and Recreation Projects), Series A, 5.80% due 1/01/2023          1,208

California--1.4%  AAA    NR*      10,000   California Foothill/Eastern Corridor Agency, Toll Road Revenue
                                           Bonds, Series A, 5.775% due 1/01/2028 (b)(f)                            2,250
                  NR*    NR*       1,500   Long Beach, California, Redevelopment Agency, M/F Housing
                                           Revenue Bonds (Pacific Court Apartments), AMT, Issue B, 6.80%
                                           due 9/01/2013 (i)                                                         829

Colorado--4.6%    NR*    NR*       1,700   Colorado Post-Secondary Educational Facilities Authority Revenue
                                           Bonds (Colorado Ocean Journey Inc. Project), 8.30% due
                                           12/01/2017                                                              1,985
                  BBB+   Baa1      2,000   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                           Series D, 7.75% due 11/15/2013                                          2,540
                  NR*    NR*       3,000   Denver, Colorado, Urban Renewal Authority, Tax Increment and
                                           Allocation Bonds, AMT, 7.75% due 9/01/2017                              3,398
                                           San Miguel County, Colorado, GO, Refunding (Mountain Village
                                           Metropolitan District):
                  NR*    NR*       1,350     8.10% due 12/01/2002 (e)                                              1,565
                  NR*    NR*         650     8.10% due 12/01/2011                                                    732


Merrill Lynch High Income Municipal Bond Fund, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                  S&P    Moody's   Face                                                                           Value
State           Ratings  Ratings  Amount                              Issue                                     (Note 1a)
Connecticut       B+     Ba3     $ 5,000   Connecticut State Development Authority, PCR, Refunding
--3.8%                                     (Connecticut Light & Power Company), Series A, 5.85% due
                                           9/01/2028                                                            $  5,004
                  NR*    NR*       1,500   Connecticut State Health and Educational Facilities Authority
                                           Revenue Bonds (Edgehill Issue), Series A, 6.875% due 7/01/2027          1,604
                  NR*    B1        1,830   New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                           Corporation Project), 9.25% due 5/01/2017                               2,008

Florida--2.5%     NR*    NR*         995   Florida Arbor Greene Community Development District, Special
                                           Assessment Revenue Bonds, 7.60% due 5/01/2018                           1,078
                  NR*    NR*       1,000   Florida Grand Haven Community Development District, Special
                                           Assessment Bonds, Series B, 6.90% due 5/01/2019                         1,035
                  BBB    NR*         960   Jacksonville, Florida, Port Authority, IDR, Refunding (United
                                           States Gypsum Company Project), 7.25% due 10/01/2014                    1,073
                  NR*    NR*       2,500   Orlando, Florida, Special Assessment Bonds (Conroy Road
                                           Interchange Project), Series A, 5.80% due 5/01/2026                     2,473

Georgia--3.2%     NR*    Aaa       2,415   Atlanta, Georgia, Urban Residential Finance Authority, College
                                           Facilities Revenue Bonds (Morris Brown College Project), 9.50%
                                           due 12/01/2001 (e)                                                      2,854
                  NR*    NR*       1,920   Atlanta, Georgia, Urban Residential Finance Authority, M/F
                                           Mortgage Revenue Bonds (Northside Plaza Apartments Project),
                                           AMT, 9.75% due 11/01/2020                                               2,068
                  NR*    NR*       1,950   Hancock County, Georgia, COP, 8.50% due 4/01/2015                       2,233

Illinois--5.9%    BBB-   Baa1      4,000   Chicago, Illinois, O'Hare International Airport, Special Facility
                                           Revenue Refunding Bonds (American Airlines Inc. Project),
                                           8.20% due 12/01/2024                                                    4,699
                  NR*    NR*       3,195   Illinois Development Finance Authority, Primary Health Care
                                           Centers Facilities, Acquisition Program Revenue Bonds, 7.75%
                                           due 12/01/2016                                                          3,538
                  NR*    NR*       2,000   Illinois Educational Facilities Authority, Revenue Refunding Bonds
                                           (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (e)           2,533
                  NR*    Baa1      1,250   Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                           Hospital Project), 6.75% due 3/01/2024                                  1,353
                  NR*    NR*       1,000   Lansing, Illinois, Tax Increment Revenue Refunding Bonds (Sales
                                           Tax--Landings Redevelopment), 7% due 12/01/2008                         1,100

Indiana--0.7%     A+     NR*       1,500   Indiana Bond Bank Revenue Bonds, Special Hospital Program
                                           (Hendricks Community Hospital), Series A, 7.125% due 4/01/2013          1,644

Iowa--0.9%        NR*    NR*       1,500   Iowa Finance Authority, Health Care Facilities Revenue Bonds
                                           (Care Initiatives Project), 9.25% due 7/01/2025                         1,991

Kentucky--2.0%    AAA    Aaa       3,800   Louisville, Kentucky, Hospital Revenue Refunding Bonds, INFLOS,
                                           9.795% due 10/01/2014 (d)(g)                                            4,484

Louisiana--3.2%   NR*    A3        3,500   Lake Charles, Louisiana, Harbor and Terminal District, Port
                                           Facilities Revenue Refunding Bonds (Trunkline Long Company
                                           Project), 7.75% due 8/15/2022                                           3,954
                  B-     NR*       3,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                           Company Project), 7.50% due 7/01/2013                                   3,135

Maryland--2.4%    NR*    NR*       5,000   Maryland State Energy Financing Administration, Limited Obligation
                                           Revenue Bonds (Cogeneration-AES Warrior Run), AMT, 7.40%
                                           due 9/01/2019                                                           5,291



Merrill Lynch High Income Municipal Bond Fund, Inc.
February 28, 1999



SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                  S&P    Moody's   Face                                                                           Value
State           Ratings  Ratings  Amount                              Issue                                     (Note 1a)
Massachusetts--   NR*    NR*     $ 1,145   Boston, Massachusetts, Industrial Development Financing
8.5%                                       Authority, Solid Waste Disposal Facility Revenue Bonds
                                           (Jet-A-Way Project), AMT, 10.50% due 1/01/2011                       $  1,271
                                           Massachusetts State Health and Educational Facilities
                                           Authority Revenue Bonds:
                  NR*    NR*       1,690     (New England Memorial Hospital Project), Series C, 7% due
                                             4/01/2014 (i)                                                           524
                  NR*    NR*       4,500     (Schepens Eye Research Project), Series A, 6.50% due
                                             7/01/2028                                                             4,503
                                           Massachusetts State Health and Educational Facilities
                                           Authority, Revenue Refunding Bonds:
                  NR*    Caa       3,000     (New England Memorial Hospital Project), Series B, 6.125%
                                             due 7/01/2013 (i)                                                       930
                  AAA    NR*       2,500     RITR, 7.175% due 7/01/2028 (d)(g)                                     2,581
                  AAA    Ba1       1,600   Massachusetts State Industrial Finance Agency, Revenue Bonds
                                           (Vinfen Corporation), 7.10% due 11/15/2003 (e)                          1,856
                  NR*    Ba2       1,675   Massachusetts State Industrial Finance Agency, Revenue
                                           Refunding Bonds (Bay Cove Human Services Inc.), 8.375% due
                                           4/01/2004 (e)                                                           2,007
                  NR*    NR*       5,000   Massachusetts State Port Authority, Special Project Revenue
                                           Bonds (Harborside Hyatt Project), AMT, 10% due 3/01/2026                5,464

Michigan--0.2%    BB-    NR*         500   Detroit, Michigan, Local Development Finance Authority,
                                           Sub-Tax Increment, Tax Allocation Bonds, Series A, 5.50%
                                           due 5/01/2021                                                             487

Mississippi       NR*    NR*       2,375   Mississippi Development Bank, Special Obligation Revenue
--1.1%                                     Refunding Bonds (Diamond Lakes Utilities), Series A, 6.25%
                                           due 12/01/2017                                                          2,442

New Jersey                                 Camden County, New Jersey, Improvement Authority, Lease
--14.3%                                    Revenue Bonds (Holt Hauling & Warehousing), AMT, Series A:
                  BB-    NR*       4,600     9.625% due 1/01/2011                                                  5,612
                  BB-    NR*       2,000     9.875% due 1/01/2021                                                  2,467
                  B-     B2        4,000   Camden County, New Jersey, Pollution Control Financing
                                           Authority, Solid Waste Resource Recovery Revenue Bonds,
                                           Series D, 7.25% due 12/01/2010                                          4,004
                  B-     B2        6,000   Camden County, New Jersey, Pollution Control Financing
                                           Authority, Solid Waste Resource Recovery Revenue Refunding
                                           Bonds, AMT, Series A, 7.50% due 12/01/2010                              5,988
                                           New Jersey EDA, Economic Development Revenue Bonds:
                  NR*    NR*       3,000     (Glimcher Properties LP Project), AMT, 6% due 11/01/2028              3,015
                  NR*    NR*       3,750     (Kapkowski Road Landfill), Series A, 6.375% due 4/01/2031             3,856
                  BBB-   NR*       1,500   New Jersey EDA,  First Mortgage Revenue Bonds (Fellowship
                                           Village Project), Series C, 5.50% due 1/01/2028                         1,435
                  NR*    NR*       2,000   New Jersey EDA, First Mortgage Revenue Refunding Bonds
                                           (Franciscan Oaks Project), 5.75% due 10/01/2023                         1,962
                  NR*    NR*       1,500   New Jersey EDA, IDR, Refunding (Newark Airport Marriott
                                           Hotel), 7% due 10/01/2014                                               1,645
                  BB     Ba2       2,000   New Jersey EDA, Special Facility Revenue Bonds (Continental
                                           Airlines Inc. Project), AMT, 5.50% due 4/01/2028                        1,988

New Mexico                                 Farmington, New Mexico, PCR, Refunding:
--3.0%            A1+    Ba1       1,000     (Public Service Company Project), Series C, 5.80% due
                                             4/01/2022                                                               996
                  B      B2        1,000     (Tucson Electric Power Co.--San Juan Project), Series A,
                                             6.95% due 10/01/2020                                                  1,087
                  A1+    Ba1       4,500   Farmington, New Mexico, PCR, Series B, 5.80% due 4/01/2022              4,543



Merrill Lynch High Income Municipal Bond Fund, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                  S&P    Moody's   Face                                                                           Value
State           Ratings  Ratings  Amount                              Issue                                     (Note 1a)
New York--5.3%                             New York City, New York, GO, Series C, Sub-Series C-1:
                  A-     Aaa     $   250     7.50% due 8/01/2002 (e)                                            $    284
                  A-     A3           60     7.50% due 8/01/2021                                                      67
                  NR*    NR*       4,500   Onondaga County, New York, IDA, Solid Waste Disposal Facility,
                                           Revenue Refunding Bonds (Solvay Paperboard LLC Project),
                                           AMT, 7% due 11/01/2030                                                  4,639
                  NR*    NR*       1,000   Port Authority of New York and New Jersey, Special Obligation
                                           Revenue Refunding Bonds (Special Project--KIAC), AMT, 3rd
                                           Installment, Series 4, 7% due 10/01/2007                                1,108
                                           Utica, New York, GO, Public Improvement:
                  CCC    B2          635     8.50% due 8/15/2007                                                     737
                  CCC    B2          635     8.50% due 8/15/2008                                                     737
                  CCC    B2          500     8.50% due 8/15/2009                                                     580
                  CCC    B2          500     8.50% due 8/15/2010                                                     580
                  CCC    B2          500     8.50% due 8/15/2011                                                     580
                  CCC    B2          500     8.50% due 8/15/2012                                                     580
                  NR*    NR*       2,000   Utica, New York, IDA, Civic Facility Revenue Bonds (Utica
                                           College Project), Series A, 5.75% due 8/01/2028                         2,037

Ohio--6.6%        NR*    A2        1,000   Butler County, Ohio, Hospital Facilities Revenue Refunding and
                                           Improvement Bonds (Middletown Hospital), 5% due 11/15/2028                964
                  BB     Ba2       6,800   Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                           (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019          6,630
                  NR*    NR*       2,500   Franklin County, Ohio, Health Care Facilities, Revenue Refunding
                                           Bonds (Ohio Presbyterian Services), 5.50% due 7/01/2017                 2,474
                  AAA    Aaa       1,450   Ohio HFA, S/F Mortgage Revenue Bonds, RIB, AMT, Series A,
                                           10.277% due 3/24/2031 (c)(g)                                            1,611
                  NR*    NR*       3,000   Ohio State Water Development Authority, Solid Waste Disposal
                                           Revenue Bonds (Bay Shore Power Project), AMT, Series A,
                                           5.875% due 9/01/2020                                                    3,060

Oregon--1.4%      NR*    NR*       1,000   Oregon Western Generation Agency, Cogeneration Project
                                           Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                           7.40% due 1/01/2016                                                     1,086
                  B-     NR*       1,955   Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                           Corporate Project), 8% due 12/01/2003                                   2,138

Pennsylvania      NR*    NR*       2,000   Lehigh County, Pennsylvania, General Purpose Authority Revenue
--7.9%                                     Bonds (Kidspeace Obligation Group), 6% due 11/01/2023                   1,998
                  BBB-   NR*       5,000   McKean County, Pennsylvania, Hospital Authority, Hospital
                                           Revenue Bonds (Bradford Hospital Project), 8.875% due
                                           10/01/2020                                                              5,500
                  NR*    NR*       5,000   Pennsylvania Economic Development Financing Authority,
                                           Recycling Revenue Bonds (Ponderosa Fibres Project), AMT,
                                           Series A, 9.25% due 1/01/2022 (i)                                       2,600
                  NR*    NR*       5,000   Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                           Development, AMT, 7.75% due 12/01/2017                                  5,568
                  NR*    NR*       1,625   Philadelphia, Pennsylvania, Authority for Industrial Development,
                                           Health Care Facility Revenue Refunding Bonds (Paul's Run),
                                           Series A, 5.875% due 5/15/2028                                          1,596
                                           Philadelphia, Pennsylvania, Hospitals and Higher Education
                                           Facilities Authority, Hospital Revenue Bonds, VRDN(h):
                  A1+    VMIG1++     100     (Children's Hospital of Philadelphia Project), 3.25% due
                                             3/01/2027                                                               100
                  A1+    VMIG1++     300     (Children's Hospital Project), Series A, 3.25% due
                                             3/01/2027                                                               300


Merrill Lynch High Income Municipal Bond Fund, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
                  S&P    Moody's   Face                                                                           Value
State           Ratings  Ratings  Amount                              Issue                                     (Note 1a)
South Carolina    NR*    NR*     $ 1,700   South Carolina Jobs, EDA, Health Facilities, First Mortgage
--0.8%                                     Revenue Refunding Bonds (Lutheran Homes), 5.65%
                                           due 5/01/2018                                                        $  1,700

Texas--4.8%       A1+    NR*         500   Harris County, Texas, Health Facilities Development Corporation,
                                           Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                           3.25% due 12/01/2025 (h)                                                  500
                  BB     Ba1       3,000   Houston, Texas, Airport System, Special Facilities Revenue Bonds
                                           (Continental Airlines Inc.), AMT, Series C, 6.125% due 7/15/2027        3,064
                  BB-    Ba1       6,500   Texas Lower Colorado River Authority, PCR (Samsung Austin
                                           Semiconductor), AMT, 6.375% due 4/01/2027                               6,762
                  A1+    VMIG1++     500   Texas Sabine River Authority, PCR, Refunding (Texas Utilities
                                           Project), VRDN, Series A, 3.20% due 3/01/2026 (a)(h)                      500

Utah--1.6%        NR*    NR*       3,200   Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                           AMT, Series A, 7.55% due 7/01/2027                                      3,508

Vermont--0.8%     NR*    NR*       1,500   Vermont Educational and Health Buildings Financing Agency
                                           Revenue Bonds (College of Saint Joseph's Project), 8.50% due
                                           11/01/2024                                                              1,719

Virginia--6.2%    NR*    NR*       2,000   Pittsylvania County, Virginia, IDA Revenue Bonds, AMT, Series A,
                                           7.50% due 1/01/2014                                                     2,188
                  NR*    NR*       2,500   Virginia Dulles Town Center Community Development Authority,
                                           Special Assessment Tax (Dulles Town Center Project),
                                           6.25% due 3/01/2026                                                     2,541
                                           Virginia Pocahontas Parkway Association, Toll Road
                                           Revenue Bonds:
                  NR*    Ba1       5,500     1st Tier, Sub-Series C, 6.25% due 8/15/2027 (f)                         954
                  NR*    Ba1       9,000     1st Tier, Sub-Series C, 6.25% due 8/15/2035 (f)                         954
                  BBB-   Baa3     48,400     Senior Series B, 5.95% due 8/15/2031 (f)                              7,261


Total Investments (Cost--$220,565)--101.1%                                                                       226,422

Liabilities in Excess of Other Assets--(1.1%)                                                                     (2,397)
                                                                                                                --------
Net Assets--100.0%                                                                                              $224,025
                                                                                                                ========


(a)AMBAC Insured.
(b)FSA Insured.
(c)GNMA Collateralized.
(d)MBIA Insured.
(e)Prerefunded.
(f)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
(g)The interest rate is subject to change periodically and inversely based upon the prevailing market rates. The interest rate shown is the rate in effect at February 28, 1999.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1999.
(i)Currently the security is not accruing interest.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.
February 28, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1999
Assets:             Investments, at value (identified cost--$220,564,950) (Note 1a)                         $226,421,565
                    Cash                                                                                         123,375
                    Receivables:
                      Interest                                                             $  4,271,033
                      Securities sold                                                           502,056
                      Capital shares sold                                                        84,651        4,857,740
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                          11,741
                                                                                                            ------------
                    Total assets                                                                             231,414,421
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    6,681,436
                      Dividends to shareholders (Note 1f)                                       303,375
                      Investment adviser (Note 2)                                               165,255
                      Administration (Note 2)                                                    43,488        7,193,554
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       195,773
                                                                                                            ------------
                    Total liabilities                                                                          7,389,327
                                                                                                            ------------

Net Assets:         Net assets                                                                              $224,025,094
                                                                                                            ============

Net Assets          Common stock, $.10 par value, 200,000,000 shares authorized                             $  2,079,498
Consist of:         Paid-in capital in excess of par                                                         215,935,041
                    Undistributed realized capital gains on investments--net                                     153,940
                    Unrealized appreciation on investments--net                                                5,856,615
                                                                                                            ------------
                    Net assets--Equivalent to $10.77 per share based on 20,794,984 shares
                    of capital outstanding                                                                  $224,025,094
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.
February 28, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                       February 28, 1999
Interest Income     Interest and amortization of premium and discount earned                                $  7,433,108
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,092,672
                    Administrative fees (Note 2)                                                287,545
                    Printing and shareholder reports                                             61,259
                    Transfer agent fees (Note 2)                                                 59,004
                    Professional fees                                                            45,158
                    Registration fees (Note 1e)                                                  42,393
                    Advertising                                                                  34,158
                    Accounting services (Note 2)                                                 28,541
                    Directors' fees and expenses                                                 13,599
                    Custodian fees                                                               11,266
                    Pricing services                                                              7,769
                    Other                                                                         5,077
                                                                                           ------------
                    Total expenses                                                                             1,688,441
                                                                                                            ------------
                    Investment income--net                                                                     5,744,667
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,735,708
Unrealized          Change in unrealized appreciation on investments--net                                    (10,141,767)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Decrease in Net Assets Resulting from Operations                                    $ (1,661,392)
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                           February 28,      August 31,
Increase (Decrease) in Net Assets:                                                             1999             1998
Operations:         Investment income--net                                                 $  5,744,667     $ 12,113,461
                    Realized gain on investments--net                                         2,735,708        5,912,960
                    Change in unrealized appreciation on investments--net                   (10,141,767)         (11,712)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          (1,661,392)      18,014,709
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                   (5,744,667)     (12,113,461)
Distributions to    Realized gain on investments--net                                        (6,793,063)      (3,774,165)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (12,537,730)     (15,887,626)
                                                                                           ------------     ------------

Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                              4,511,308       19,965,690
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (9,687,814)      22,092,773
                    Beginning of period                                                     233,712,908      211,620,135
                                                                                           ------------     ------------
                    End of period                                                          $224,025,094     $233,712,908
                                                                                           ============     ============


                    See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.
February 28, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                     February 28,    For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  11.46   $  11.34  $  10.94  $  10.97   $  10.92
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .28        .61       .65       .66        .65
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.36)       .32       .44      (.03)       .23
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.08)       .93      1.09       .63        .88
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.28)      (.61)     (.65)     (.66)      (.65)
                      Realized gain on investments--net                   (.33)      (.20)     (.04)       --       (.15)
                      In excess of realized gain on
                      investments--net                                      --         --        --        --       (.03)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.61)      (.81)     (.69)     (.66)      (.83)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.77   $  11.46  $  11.34  $  10.94   $  10.97
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset  value per share                  (.77%)++   8.43%    10.20%     5.81%      8.68%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.47%*     1.48%     1.44%     1.50%      1.52%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.99%*     5.37%     5.83%     5.90%      6.11%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $224,025   $233,713  $211,620  $199,552   $198,575
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  15.12%     36.45%    43.07%    28.54%     21.28%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value.
                    Therefore, no separate market exists.
                  ++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.
February 28, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management invest-ment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


Merrill Lynch High Income Municipal Bond Fund, Inc.
February 28, 1999


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on secu-rity transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.95% of the Fund's average daily net assets.

The Fund also has entered into an Administrative Services Agreement with MLAM whereby the Fund pays a monthly fee at an annual rate of 0.25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the six months ended February 28, 1999, Merrill Lynch Funds Distributor ("MLFD"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $34,998 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1999 were $34,991,781 and $36,297,610, respectively.

Net realized gains for the six months ended February 28, 1999 and net unrealized gains as of February 28, 1999 were as follows:


                                   Realized       Unrealized
                                    Gains           Gains

Long-term investments            $  2,735,708   $  5,856,615
                                 ------------   ------------
Total                            $  2,735,708   $  5,856,615
                                 ============   ============


As of February 28, 1999, net unrealized appreciation for Federal income tax purposes aggregated $5,856,615, of which $14,038,040 related to appreciated securities and $8,181,425 related to depreciated securities. The aggregate cost of investments at February 28, 1999 for Federal income tax purposes was $220,564,950.

4. Capital Shares Transactions:
Transactions in capital shares were as follows:


For the Six Months Ended                            Dollar
February 28, 1999                     Shares        Amount

Shares sold                           910,298   $ 10,243,550
Shares issued to share-
holders in reinvestment of
dividends and distributions           515,844      5,668,725
                                 ------------   ------------
Total issued                        1,426,142     15,912,275
Shares tendered                    (1,031,230)   (11,400,967)
                                 ------------   ------------
Net increase                          394,912   $  4,511,308
                                 ============   ============


For the Year Ended                                  Dollar
August 31, 1998                       Shares        Amount

Shares sold.                        3,217,057   $ 36,818,498
Shares issued to share-
holders in reinvestment of
dividends and distributions           584,495      6,683,580
                                 ------------   ------------
Total issued                        3,801,552     43,502,078
Shares tendered                    (2,056,458)   (23,536,388)
                                 ------------   ------------
Net increase                        1,745,094   $ 19,965,690
                                 ============   ============



Merrill Lynch High Income Municipal Bond Fund, Inc.
February 28, 1999


ABOUT INVERSE FLOATERS

As part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



QUALITY PROFILE

The quality ratings of securities in the Fund as of February 28, 1999 were as follows:

                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                                7.5%
A/A                                    5.4
BBB/Baa                               10.7
BB/Ba                                 16.0
B/B                                   15.6
CCC/Caa                                1.3
NR (Not Rated)                        44.0
Other++                                0.6

[FN]
++Temporary investments in short-term municipal securities.



Merrill Lynch High Income Municipal Bond Fund, Inc.
February 28, 1999


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Gerald M. Richard, Treasurer of Merrill Lynch High Income Municipal Bond Fund, Inc. has recently retired. His colleagues at Merrill
Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.